SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): September 15, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreements with Black Mountain Equities, Inc.

Securities Purchase Agreement – Black Mountain. On September 15, 2017, Airborne Wireless Network (the “Company”) entered into a Securities Purchase Agreement (the “Black Mountain SPA”) with Black Mountain Equities, Inc. (“Black Mountain”) providing for the purchase by Black Mountain of a Promissory Note in the principal amount of $287,500 (the “Black Mountain Note”), for which the Company received $250,000, net an original issue discount (“OID”), and the issuance by the Company to Black Mountain of a warrant to purchase common stock (the “Black Mountain Warrant”). There is no material relationship between the Company or its affiliates and Black Mountain other than in respect of the Black Mountain SPA, the Black Mountain Note and the Black Mountain Warrant.

This description of the Black Mountain SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Black Mountain SPA, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Promissory Note – Black Mountain. The maturity date of the Black Mountain Note is the earlier of March 15, 2018 and the closing of any financing consummated by the Company under an effective registration statement on Form S-1, and bears no interest. In addition to the terms and conditions described above, the Black Mountain Note contains customary events of default and provides that the Company will be in default if the Company becomes late or delinquent in its reporting obligations under the Securities and Exchange Act of 1934, as amended.

Upon an event of default, in addition to customary remedies, Black Mountain also has the right at any time to convert all or a portion of the outstanding and unpaid principal amount of the Black Mountain Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the number of shares to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events. The Black Mountain Note also provides that if at any time the Black Mountain Note is outstanding the Company issues any security with terms more favorable to the holders of such securities than the terms of the Black Mountain Note are to the holder of the Black Mountain Note, then those more favorable terms will, at the option of the holder of the Black Mountain Note, become part of the Black Mountain Note.

The Black Mountain Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Black Mountain Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Black Mountain Note, which is attached hereto as Exhibit 4.1 and incorporated herein by this reference.

Warrant – Black Mountain. In connection with the entry into the Black Mountain SPA and the issuance of the Black Mountain Note, the Company issued a warrant to purchase shares of its common stock to Black Mountain for no additional consideration. The Black Mountain Warrant entitles Black Mountain to purchase 60,000 shares of the Company’s common stock at an exercise price of $1.75 per share and may also be exercised on a cashless basis if the per-share market price of the Company’s common stock is greater than the exercise price for one share of the Company’s common stock. The Black Mountain Warrant is immediately exercisable by the holder at any time, and from time to time, until the fifth anniversary of the issue date. The terms of the Black Mountain Warrant provide that the exercise price of the Warrant, and the number of shares of common stock for which the Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits, consolidations, combinations, reclassifications or similar events.

The Black Mountain Warrant, and the shares of common stock issuable upon exercise of the Black Mountain Warrant, were and will be, respectively, issued in a transaction exempt from registration under Section 4(a)(2) of the Securities Act, and therefore, neither the Black Mountain Warrant nor the shares issued upon exercise of the Warrant may be transferred except under an effective registration statement under the Securities Act or pursuant to an exemption from registration.

This description of the Black Mountain Warrant does not purport to be complete and is qualified in its entirety by reference to the terms of the Black Mountain Warrant, which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

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Agreements with Concord Holding Group, LLC

Securities Purchase Agreement – Concord. On September 19, 2017, the Company entered into a Securities Purchase Agreement (the “Concord SPA”) with Concord Holding Group, LLC (“Concord”) providing for the purchase of two 8% Convertible Promissory Notes in the aggregate principal amount of $525,000 (the “Concord Notes”), with the first note being in the amount of $262,500 ( “Concord Note I”), and the second note being in the amount of $262,500 (“Concord Note II”). Concord Note I has been funded, with the Company receiving $236,250, net of OID. Concord Note II will initially be paid for with an offsetting $236,250 note issued to the Company by Concord (the “Concord Collateralized Note”).

The Concord SPA contains customary representations and warranties, including representations related to Concord’s status as an “accredited investor” and its investment purpose. The Concord SPA provides that the Company shall reimburse Concord for all expenses incurred by it in connection with the entry into the Concord SPA and related documents, and provides that in the event that the Company files a registration statement for the issuance and sale of any of its securities prior to the date on which the shares issuable upon conversion of either of the Concord Notes may be sold without restrictive legends under Rule 144 of the Securities Act, such shares must be included in the offering registered under that registration statement.

There is no material relationship between the Company or its affiliates and Concord other than in respect of the Concord SPA and the Concord Notes. This description of the Concord SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Concord SPA, which is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

Promissory Notes – Concord. The Concord Notes have a maturity date of September 19, 2018, and bear interest at a rate of 8% per annum. Under the Concord Notes, the Company pays accrued interest in shares of its common stock upon the receipt of notice (with or without a conversion of the principal balance), with the number of shares to be issued determined in accordance with the conversion formula described below. In addition to the terms and conditions described above, the Concord Notes contain customary events of default and upon an event of default, in addition to customary remedies, the default interest rate shall be 24% and upon a breach of the obligation to issue shares upon conversion of a Concord Note, the Company shall be required to pay penalties in the amount of $250 per day, increasing to $500 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain events of default, the principal balance of the applicable Concord Note will be increased by 50%, and if not paid at maturity (if not earlier converted), the principal balance of the applicable Concord Note will be increased by 10%.

Concord also has the right at any time after six months have elapsed since the issue date of the Concord Notes to convert all or a portion of the outstanding and unpaid principal amount under the Concord Notes and any accrued and unpaid interest into shares of common stock of the Company, except that Concord Note II may not be converted until full payment of the Concord Collateralized Note has been made by Concord. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Concord Notes were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Concord also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Concord Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the Concord Notes, which are attached hereto as Exhibits 4.2 and 4.3 and are incorporated herein by this reference.

Agreements with Adar Bays

Securities Purchase Agreement – Adar Bays. On September 25, 2017, the Company entered into a Securities Purchase Agreement (the “Adar Bays SPA”) with Adar Bays, LLC (“Adar Bays”) providing for the purchase of six 8% Convertible Redeemable Notes in the aggregate principal amount of $1,110,000 (the “Adar Bays Notes”), with the first note being in the amount of $555,000 ( “Adar Bays Note I”), and the five back-end notes being in the amount of $111,000 each (each, an “Adar Bays Back-end Note”). Adar Bays Note I has been funded, with the Company receiving $999,000, net of OID. The first Adar Bays Back-end Note will initially be paid for with an offsetting $100,000 note issued to the Company by Adar Bays (the “Adar Bays Collateralized Note”). The funding of the Adar Bays Back-end Notes is subject to the mutual agreement of Adar Bays and the Company.

The Adar Bays SPA contains customary representations and warranties, including representations related to Adar Bays’ status as an “accredited investor” and its investment purpose. The Adar Bays SPA provides that the Company shall reimburse Adar Bays for all expenses incurred by it in connection with the entry into the Adar Bays SPA and related documents.

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Pursuant to the terms of the Adar Bays SPA, the Company issued 165,000 shares of its common stock as additional consideration to Adar Bays in connection with the agreement of Adar Bays to purchase the Adar Bays Notes. The Company also granted registration rights to Adar Bays with respect to such shares and any shares issued upon conversion of the Adar Bays Notes such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement filed by the Company on August 31, 2017), then Adar Bays’ shares must be included in the offering registered under that registration statement.

The Adar Bays SPA also provides that the Company must use up to 33% of the proceeds of the registered offering of securities covered by the registration statement the Company filed with the Commission on Form S-1 on August 31, 2017, as amended, to prepay or retire the Adar Bays Notes, upon the request of Adar Bays.

There is no material relationship between the Company or its affiliates and Adar Bays other than in respect of the Adar Bays SPA and the Adar Bays Notes. This description of the Adar Bays SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Adar Bays SPA, which is attached hereto as Exhibit 10.4 and incorporated herein by this reference.

Promissory Notes – Adar Bays. The Adar Bays Notes have a maturity date of September 25, 2018, and bear interest at a rate of 8% per annum. Under the Adar Bays Notes, the Company pays accrued interest in shares of its common stock upon the receipt of notice (with or without a conversion of the principal balance) given by Adar Bays at any time after six months have passed since the funding of such Adar Bays Note, with the number of shares to be issued determined in accordance with the conversion formula described below. In addition to the terms and conditions described above, the Adar Bays Notes contain customary events of default and upon an event of default, in addition to customary remedies, the default interest rate shall be 24% and upon a breach of the obligation to issue shares upon conversion of a Adar Bays Note, the Company shall be required to pay penalties in the amount of $250 per day, increasing to $500 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain events of default, the principal balance of the applicable Adar Bays Note will be increased by 50%, and if not paid at maturity (if not earlier converted), the principal balance of the applicable Adar Bays Note will be increased by 10%.

Adar Bays also has the right at any time after six months have elapsed since the issue date of the Adar Bays Notes to convert all or a portion of the outstanding and unpaid principal amount under the Adar Bays Notes and any accrued and unpaid interest into shares of common stock of the Company, except that any Adar Bays Back-end Note may not be converted until full payment of the Adar Bays Collateralized Note has been made by Adar Bays. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Adar Bays Notes were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Adar Bays also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Adar Bays Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the Adar Bays Notes, which are attached hereto as Exhibits 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9 and are incorporated herein by this reference.

Agreements with Eagle Equities

Securities Purchase Agreement – Eagle Equities. On September 25, 2017, the Company entered into a Securities Purchase Agreement (the “Eagle Equities SPA”) with Eagle Equities, LLC (“Eagle Equities”) providing for the purchase of six 8% Convertible Redeemable Notes in the aggregate principal amount of $1,110,000 (the “Eagle Equities Notes”), with the first note being in the amount of $555,000 ( “Eagle Equities Note I”), and the five back-end notes being in the amount of $111,000 each (each, an “Eagle Equities Back-end Note”). Eagle Equities Note I has been funded, with the Company receiving $999,000, net of OID. The first Eagle Equities Back-end Note will initially be paid for with an offsetting $100,000 note issued to the Company by Eagle Equities (the “Eagle Equities Collateralized Note”). The funding of the Eagle Equities Back-end Notes is subject to the mutual agreement of Eagle Equities and the Company.

The Eagle Equities SPA contains customary representations and warranties, including representations related to Eagle Equities’ status as an “accredited investor” and its investment purpose. The Eagle Equities SPA provides that the Company shall reimburse Eagle Equities for all expenses incurred by it in connection with the entry into the Eagle Equities SPA and related documents.

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Pursuant to the terms of the Eagle Equities SPA, the Company issued 165,000 shares of its common stock as additional consideration to Eagle Equities in connection with the agreement of Eagle Equities to purchase the Eagle Equities Notes. The Company also granted registration rights to Eagle Equities with respect to such shares and any shares issued upon conversion of the Eagle Equities Notes such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement filed by the Company on August 31, 2017), then Eagle Equities’ shares must be included in the offering registered under that registration statement.

The Eagle Equities SPA also provides that the Company must use up to 33% of the proceeds of the registered offering of securities covered by the registration statement the Company filed with the Commission on Form S-1 on August 31, 2017, as amended, to prepay or retire the Eagle Equities Notes, upon the request of Eagle Equities.

There is no material relationship between the Company or its affiliates and Eagle Equities other than in respect of the Eagle Equities SPA and the Eagle Equities Notes. This description of the Eagle Equities SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Eagle Equities SPA, which is attached hereto as Exhibit 10.5 and incorporated herein by this reference.

Promissory Notes – Eagle Equities. The Eagle Equities Notes have a maturity date of September 25, 2018, and bear interest at a rate of 8% per annum. Under the Eagle Equities Notes, the Company pays accrued interest in shares of its common stock upon the receipt of notice (with or without a conversion of the principal balance) given by Eagle Equities at any time after six months have passed since the funding of such Eagle Equities Note, with the number of shares to be issued determined in accordance with the conversion formula described below. In addition to the terms and conditions described above, the Eagle Equities Notes contain customary events of default and upon an event of default, in addition to customary remedies, the default interest rate shall be 24% and upon a breach of the obligation to issue shares upon conversion of an Eagle Equities Note, the Company shall be required to pay penalties in the amount of $250 per day, increasing to $500 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain events of default, the principal balance of the applicable Eagle Equities Note will be increased by 50%, and if not paid at maturity (if not earlier converted), the principal balance of the applicable Eagle Equities Note will be increased by 10%.

Eagle Equities also has the right at any time after six months have elapsed since the issue date of the Eagle Equities Notes to convert all or a portion of the outstanding and unpaid principal amount under the Concord Notes and any accrued and unpaid interest into shares of common stock of the Company, except that any Eagle Equities Back-end Note may not be converted until full payment of the Eagle Equities Collateralized Note has been made by Eagle Equities. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Eagle Equities Notes were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Eagle Equities also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Eagle Equities Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the Eagle Equities Notes, which are attached hereto as Exhibits 4.10, 4.11, 4.12, 4.13, 4.14 and 4.15 and are incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

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Exhibit No.	Exhibit Description

4.1	Promissory Note, dated September 15, 2017, issued by Airborne Wireless Network to Black Mountain Equities, Inc.
4.2	8% Convertible Promissory Note due September 19, 2018, dated September 19, 2017, issued by Airborne Wireless Network to Concord Holding Group, LLC
4.3	8% Convertible Promissory Note due September 19, 2018 Back End Note, dated September 19, 2017, issued by Airborne Wireless Network to Concord Holding Group, LLC
4.4	8% Convertible Redeemable Note due September 25, 2018, issued by Airborne Wireless Network to Adar Bays, LLC
4.5	8% Convertible Redeemable Note due September 25, 2018, Back End Note 1, issued by Airborne Wireless Network to Adar Bays, LLC
4.6	8% Convertible Redeemable Note due September 25, 2018, Back End Note 2, issued by Airborne Wireless Network to Adar Bays, LLC
4.7	8% Convertible Redeemable Note due September 25, 2018, Back End Note 3, issued by Airborne Wireless Network to Adar Bays, LLC
4.8	8% Convertible Redeemable Note due September 25, 2018, Back End Note 4, issued by Airborne Wireless Network to Adar Bays, LLC
4.9	8% Convertible Redeemable Note due September 25, 2018, Back End Note 5, issued by Airborne Wireless Network to Adar Bays, LLC
4.10	8% Convertible Redeemable Note due September 25, 2018, issued by Airborne Wireless Network to Eagle Equities, LLC, LLC
4.11	8% Convertible Redeemable Note due September 25, 2018, Back End Note 1, issued by Airborne Wireless Network to Eagle Equities, LLC
4.12	8% Convertible Redeemable Note due September 25, 2018, Back End Note 2, issued by Airborne Wireless Network to Eagle Equities, LLC
4.13	8% Convertible Redeemable Note due September 25, 2018, Back End Note 3, issued by Airborne Wireless Network to Eagle Equities, LLC
4.14	8% Convertible Redeemable Note due September 25, 2018, Back End Note 4, issued by Airborne Wireless Network to Eagle Equities, LLC
4.15	8% Convertible Redeemable Note due September 25, 2018, Back End Note 5, issued by Airborne Wireless Network to Eagle Equities, LLC
10.1	Securities Purchase Agreement, dated September 15, 2017, between Airborne Wireless Network and Black Mountain Equities, Inc.
10.2	Warrant to Purchase Shares of Common Stock, dated September 15, 2017, issued by Airborne Wireless Network to Black Mountain Equities, Inc.
10.3	Securities Purchase Agreement, dated September 19, 2017, between Airborne Wireless Network and Concord Holding Group, LLC
10.4	Securities Purchase Agreement, dated September 25, 2017, between Airborne Wireless Network and Adar Bays, LLC
10.5	Securities Purchase Agreement, dated September 25, 2017, between Airborne Wireless Network and Eagle Equities, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: September 28, 2017	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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